                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934



     Date of Report (Date of earliest event reported):   January 27, 1999



                              JAMESON INNS, INC.
            (Exact name of Registrant as specified in its charter)



     Georgia                        0-23256                     58-2079583
     -------                        -------                     ----------
  (State or other               (Commission File             (I.R.S. Employer
  jurisdiction of                   Number)                 Identification No.
   incorporation)


          8 Perimeter Center East, Suite 8050
          Atlanta, Georgia                             30346-1603
     (Address of principal executive offices)          (Zip Code)

                                (770) 901-9020
             (Registrant's telephone number, including area code)

ITEM 5.   OTHER EVENTS

     On January 27, 1999 the Registrant and Signature Inns, Inc. ("Signature"), an Indiana corporation, entered into an Agreement and Plan of Merger providing for the merger of Signature with and into the Registrant, with the Registrant being the surviving corporation. Upon consummation of the merger, the holders of the outstanding Common Stock of Signature would receive one-half share of the common stock of the Registrant plus a cash payment of $1.50 (reduced by any extraordinary dividend declared and paid to the holders of the Signature Common Stock in order to distribute earnings and profits prior to the closing of the
merger) for each share of Signature common stock owned.   The holders of the
outstanding shares of the Signature $1.70 Cumulative Convertible Preferred Stock, Series A, would receive the equivalent number of shares of a newly created $1.70 Cumulative Convertible Preferred Stock, Series S ("Series S Preferred Stock"), of the Registrant which, upon conversion at the election of the holder thereof, the holder would receive1.04 shares of the Registrant's common stock plus a cash payment of $3.125 for each share of Series S Preferred Stock converted. A joint press release regarding the execution of the Agreement and Plan of Merger was issued on January 28, 1999.

     Consummation of the transaction is subject to a number of conditions, including the approval of the holders of the Common Stock of both companies, and the holders of the outstanding Preferred Stock of Signature (voting separately as a class), no withdrawal of the fairness opinions issued to the respective companies, and the continued accuracy of the representations and warranties of the respective parties. It is currently anticipated that the transaction will be consummated in late April or May of 1999. It is contemplated that a registration statement on Form S-4 (describing the transaction and containing all required information about each of the companies, including financial statements and pro forma financial statements reflecting the effect of the transaction) will be filed with the Securities and Exchange Commission during February.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  EXHIBITS. The following exhibits are filed herewith

          2.1 Agreement and Plan of Merger dated January 27, 1999 between Jameson Inns, Inc. and Signature Inns, Inc. (Schedules and exhibits, other than that listed below, are omitted from this filing but copies thereof will be submitted to the Securities and Exchange Commission upon request.)

          2.2 Form of Articles of Amendment to the Amended and Restated Articles of Incorporation of Jameson Inns, Inc. containing a Designation of Preferences, Rights, Privileges and Restrictions of the proposed Jameson Inns, Inc. $1.70 Cumulative Convertible Preferred Stock, Series S.

          99.1 Copy of the joint press release issued by Jameson Inns, Inc. and Signature Inns, Inc. on January 28, 1999.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             JAMESON INNS, INC.


                                             By /s/ Craig R. Kitchin
Date:_______________                         -----------------------------------
                                                 Craig R. Kitchin, President

                                 EXHIBIT INDEX


Exhibit Number      Description
--------------      -----------

     2.1....   Agreement and Plan of Merger dated January 27, 1999 between
               Jameson Inns, Inc. and Signature Inns, Inc. (Schedules and exhibits, other than that listed below, are omitted from this filing but copies thereof will be submitted to the Securities and Exchange Commission upon request.)

     2.2....   Form of Articles of Amendment to the Amended and Restated
               Articles of Incorporation of Jameson Inns, Inc. containing a Designation of Preferences, Rights, Privileges and Restrictions of the proposed Jameson Inns, Inc. $1.70 Cumulative Convertible Preferred Stock, Series S.

     99.1... Copy of the joint press release issued by Jameson Inns, Inc. and Signature Inns, Inc. on January 28, 1999.